                                                                    EXHIBIT 21.1
                           LNR PROPERTY CORPORATION

                             List of Subsidiaries
                               November 30, 2001

                             Corporation                                             State Of Incorporation
                             -----------                                             ----------------------
     1   128th Street Associates, LLC                                                       Florida-L
     2   Alexandria LP, Inc.                                                                Virginia-C
     3   Alexandria LP-II, Inc.                                                             Virginia-C
     4   American Pacific Properties, Inc.                                                  Oregon-C
     5   Anaheim Housing Partners, LLC                                                      California-L
     6   Antelope Housing, Inc.                                                             Oregon-C
     7   Arbor Lake Club, Ltd.                                                              Florida-P
     8   Arsenal Capital Holdings, Inc.                                                     Delaware-C
     9   Atlantic Holdings, Inc.                                                            Louisiana-C
     10  Aurora LP, Inc.                                                                    Colorado-C
     11  Bear Valley Housing Partners Limited Partnership                                   Colorado-P
     12  Bert L. Smokler & Company                                                          Delaware-C
     13  Chrysanthemum Capital Holdings, Inc.                                               Delaware-C
     14  College Station LP, Inc.                                                           Delaware-C
     15  Commerce City Senior Housing Partners, LLC                                         Colorado-L
     16  DCA Homes, Inc.                                                                    Florida-C
     17  DCA Management Corporation                                                         Florida-C
     18  Delaware Securities Holdings, Inc.                                                 Delaware-C
     19  Devco Shopping Centers, Inc.                                                       Florida-C
     20  Devonshire Capital Holdings, Inc.                                                  Delaware-C
     21  Doral Park Joint Venture                                                           Florida-P
     22  Eastlake Village, LLC                                                              Oregon-L
     23  Escondido Housing Partners Limited Partnership                                     Delaware-P
     24  Escondido Housing Partners, LLC                                                    California-L
     25  Esther Short Park Housing Partners, LLC                                            Washington-L
     26  Grandview LP, Inc.                                                                 Florida-C
     27  H. Miller & Sons of Florida, Inc.                                                  Florida-C
     28  H. Miller & Sons, Inc.                                                             Florida-C
     29  Highlands Legacy Limited Partnership                                               Delaware-P
     30  Hoover Housing Partners Limited Partnership                                        Delaware-P
     31  Hoover Housing Partners, LLC                                                       California-L
     32  Houston LP, Inc.                                                                   Florida-C
     33  Houston LP-II, Inc.                                                                Florida-C
     34  Houston LP-III, Inc.                                                               Florida-C
     35  Jingu Capital Holdings, Inc.                                                       Delaware-C
     36  Lacey Commons Housing Partners, LLC f/k/a Natomas Housing Partners, LLC            California-L
     37  Legacy LP, Inc.                                                                    Colorado-C
     38  Legend Oaks Limited Partnership                                                    Delaware-P
     39  Leisure Colony Management Corp.                                                    Florida-C
     40  Leisure Communities Management, Inc.                                               Florida-C
     41  Lennar Atlantic Holdings, Inc.                                                     Florida-C
     42  Lennar California Partners, Inc.                                                   California-C
     43  Lennar Capital Corporation                                                         Florida-C
     44  Lennar Capital Services, Inc.                                                      Florida-C
     45  Lennar Central Holdings, Inc.                                                      Florida-C
     46  Lennar CGA Holdings, Inc.                                                          Nevada-C
     47  Lennar Commercial Properties, Inc.                                                 Florida-C
     48  Lennar Funding Corporation                                                         Florida-C
     49  Lennar Huntington Beach, Inc.                                                      California-C
     50  Lennar Kearny Holdings, Inc.                                                       California-C
     51  Lennar Legend Oaks Holdings, Inc.                                                  Colorado-C
     52  Lennar LW Nevada Assets, Inc.                                                      Nevada-C
     53  Lennar Marietta Holdings, Inc.                                                     Georgia-C
     54  Lennar Massachusetts Partners, Inc.                                                Massachusetts-C
     55  Lennar Mayfair Holdings, Inc.                                                      Florida-C
     56  Lennar MBS, Inc.                                                                   Nevada-C
     57  Lennar Mortgage Holdings Corporation                                               Florida-C
     58  Lennar Mortgage Holdings I, Inc.                                                   Florida-C
     59  Lennar Nevada Partners, Inc.                                                       Nevada-C
     60  Lennar Northeast Holdings, Inc.                                                    Florida-C
     61  Lennar Park Center III Holdings, Inc.                                              Virginia-C
     62  Lennar Park J.V., Inc.                                                             Florida-C
     63  Lennar Partners of Los Angeles, Inc.                                               California-C
     64  Lennar Partners, Inc.                                                              Florida-C
     65  Lennar Rolling Ridge, Inc.                                                         California-C
     66  Lennar Securities Holdings, Inc.                                                   Florida-C
     67  Lennar Texas Partners, Inc.                                                        Texas-C
     68  Lennar U.S. Holdings, Inc.                                                         Florida-C


State-C (For Corporation)
State-L (For Limited Liability Companies)
State-P (For Partnership)

                             Corporation                                             State Of Incorporation
                             -----------                                             ----------------------
     69  Lennar Wilshire Holdings, Inc.                                                     Nevada-C
     70  LFS Asset Corp.                                                                    Nevada-C
     71  Lily Lane Housing Partners, LLC                                                    Wisconsin-L
     72  LNR 16th Street, Inc.                                                              Florida-C
     73  LNR 2000 Fund I MM, Inc.                                                           Florida-C
     74  LNR 2000 Fund III MM, Inc.                                                         Florida-C
     75  LNR 2001 Fund I MM, Inc. f/k/a LNR 2000 Fund II MM, Inc.                           Florida-C
     76  LNR 2001 Fund II MM, Inc.                                                          Delaware-C
     77  LNR 2001 Fund III MM, Inc.                                                         Delaware-C
     78  LNR 2001 TCF Fund I GP, Inc.                                                       Delaware-C
     79  LNR 909 4th Y Investor, LLC                                                        Delaware-L
     80  LNR 909 4th Y Limited, Inc.                                                        Washington-C
     81  LNR 99 Fund I IM, LLC                                                              Delaware-L
     82  LNR 99 Fund I MM, Inc.                                                             Florida-C
     83  LNR Academy Heights Investor,  LLC                                                 Delaware-L
     84  LNR Academy Heights Limited, Inc.                                                  Colorado-C
     85  LNR Affordable Housing Investments                                                 Nevada-P
     86  LNR Affordable Housing, Inc.                                                       Florida-C
     87  LNR Alexandria Holdings, Inc.                                                      Virginia-C
     88  LNR Altoona Limited, Inc.                                                          Oregon-C
     89  LNR Anaheim Housing Investor, LLC                                                  Delaware-L
     90  LNR Anaheim Housing Limited, Inc.                                                  California-C
     91  LNR Anderson Farms Limited, Inc.                                                   Oregon-C
     92  LNR Apache Junction Limited, Inc.                                                  Arizona-C
     93  LNR Apache Pines Limited, Inc.                                                     Nevada-C
     94  LNR Apple Tree Investor, LLC                                                       Delaware-L
     95  LNR Apple Tree Village Limited, Inc.                                               California-C
     96  LNR Arbor Millennium Holdings, LLC                                                 Delaware-L
     97  LNR Arbor Millhouse, LLC                                                           Louisiana-L
     98  LNR Arrowhead Limited Partnership f/k/a Fairfield Arrowhead Limited Partnership    Delaware-P
     99  LNR Arrowhead Ranch Holdings, Inc.                                                 Arizona-C
    100  LNR Ashworth Woods Limited, Inc.                                                   Oregon-C
    101  LNR Auburn Limited, Inc.                                                           Oregon-C
    102  LNR Austin Holdings, Inc.                                                          Florida-C
    103  LNR Avondale Holdings, Inc.                                                        Arizona-C
    104  LNR Bear Valley Investor, LLC                                                      Delaware-L
    105  LNR Bear Valley Limited, Inc.                                                      Colorado-C
    106  LNR Belleville Investor, LLC                                                       Delaware-L
    107  LNR Belleville Limited, Inc.                                                       Illinois-C
    108  LNR Boalsburg II Investor, LLC                                                     Delaware-L
    109  LNR Boalsburg II Limited, Inc.                                                     Pennsylvania-C
    110  LNR Boardwalk Limited, Inc.                                                        Washington-C
    111  LNR Brazos County Holdings, LLC                                                    Delaware-L
    112  LNR Bressi Ranch, Inc.                                                             California-C
    113  LNR Brickell Bayview Corporation                                                   Florida-C
    114  LNR Brookwood Park Investor, LLC                                                   Delaware-L
    115  LNR Brookwood Park Limited, Inc.                                                   Michigan-C
    116  LNR Burlington Square Limited, Inc.                                                Oregon-C
    117  LNR California Investments, Inc.                                                   Florida-C
    118  LNR Canyon Rim Limited, Inc.                                                       Delaware-C
    119  LNR Capital Mortgage Holdings, Inc.                                                Florida-C
    120  LNR Caprock GP, LLC                                                                Georgia-L
    121  LNR Caprock Holdings, Inc.                                                         Georgia-C
    122  LNR Cedar River Limited, Inc.                                                      Oregon-C
    123  LNR Centennial East Investor, LLC                                                  Delaware-L
    124  LNR Centennial East Limited, Inc.                                                  Colorado-C
    125  LNR Central Senior Limited, Inc.                                                   Delaware-C
    126  LNR Certificates Corp.                                                             Delaware-C
    127  LNR Cherry Tree Limited, Inc.                                                      California-C
    128  LNR Chestnut Village Investor, LLC                                                 Delaware-L
    129  LNR Chestnut Village Limited, Inc.                                                 California-C
    130  LNR Churchman Hill Plaza, LLC                                                      Delaware-L
    131  LNR Clare House Investor, LLC                                                      Delaware-L
    132  LNR Clare House Limited, Inc.                                                      Washington-C
    133  LNR Clark Holdings, Inc.                                                           New Jersey-C
    134  LNR Clark, LLC                                                                     Delaware-L
    135  LNR Clayton Meadows Limited, Inc.                                                  Oregon-C
    136  LNR CMBS Holdings Corp.                                                            Delaware-C
    137  LNR College Station Holdings, Inc.                                                 Texas-C
    138  LNR Colorado Highland Holdings, Inc.                                               Colorado-C
    139  LNR Columbia Park Investor, LLC                                                    Delaware-L
    140  LNR Columbia Park Limited, Inc.                                                    Oregon-C
    141  LNR Commencement Limited, Inc.                                                     Oregon-C


State-C (For Corporation)
State-L (For Limited Liability Companies)
State-P (For Partnership)


                             Corporation                                             State Of Incorporation
                             -----------                                             ----------------------
    142  LNR Commerce City Senior Investor, LLC                                             Delaware-L
    143  LNR Commerce City Senior Limited, Inc.                                             Colorado-C
    144  LNR Concord Park Holdings, Inc.                                                    Texas-C
    145  LNR Conservatory Place Court Limited, Inc.                                         Washington-C
    146  LNR Country Village Limited, Inc.                                                  Oregon-C
    147  LNR Covey Run Limited, Inc.                                                        Oregon-C
    148  LNR Crossroads Marketplace, LLC                                                    California-L
    149  LNR Deer Creek Limited, Inc.                                                       Oregon-C
    150  LNR DSHI Interhold, Inc.                                                           Delaware-C
    151  LNR Durant Investor, LLC                                                           Delaware-L
    152  LNR Durant Limited, Inc.                                                           Michigan-C
    153  LNR East Wenatchee Limited, Inc.                                                   Oregon-C
    154  LNR Eastern Lending, LLC                                                           Georgia-L
    155  LNR Eastlake Village Investor, LLC                                                 Delaware-L
    156  LNR Eastlake Village Limited, Inc.                                                 Oregon-C
    157  LNR Edgefield Senior Investor, LLC                                                 Delaware-L
    158  LNR Edgefield Senior Limited, Inc.                                                 Delaware-C
    159  LNR Englewood Limited, Inc.                                                        Oregon-C
    160  LNR Escondido Investor, LLC                                                        Delaware-L
    161  LNR Escondido Limited, Inc.                                                        California-C
    162  LNR Essex Investor, LLC                                                            Delaware-L
    163  LNR Essex Limited, Inc.                                                            Wisconsin-C
    164  LNR Esther Short Park Investor, LLC                                                Delaware-L
    165  LNR Esther Short Park Limited, Inc.                                                Washington-C
    166  LNR Executive Tower, Inc.                                                          Colorado-C
    167  LNR Federal Way Limited, Inc.                                                      Oregon-C
    168  LNR Fenix Limited, Inc.                                                            Oregon-C
    169  LNR Five Corners Investor, LLC                                                     Delaware-L
    170  LNR Five Corners Limited, Inc.                                                     Washington-C
    171  LNR Florida Affordable Housing, Inc.                                               Florida-C
    172  LNR Florida Funding, Inc.                                                          Florida-C
    173  LNR Glendale Housing Limited, Inc.                                                 Wisconsin-C
    174  LNR Gowe Court Limited, Inc.                                                       Washington-C
    175  LNR Grandview GP, LLC                                                              Texas-L
    176  LNR Grandview Holdings, Inc.                                                       Texas-C
    177  LNR Hamilton Holdings, Inc.                                                        California-C
    178  LNR Harbor Bay, LLC                                                                Delaware-L
    179  LNR Harbor Fund GP IV, Inc.                                                        Oregon-C
    180  LNR Harbor Fund GP IX, Inc.                                                        Florida-C
    181  LNR Harbor Fund GP V, Inc.                                                         Oregon-C
    182  LNR Harbor Fund GP VIII, Inc.                                                      Florida-C
    183  LNR Harbor Fund Limited Partnership No. III                                        Oregon-P
    184  LNR Harbor Fund Limited Partnership No. IV                                         Oregon-P
    185  LNR Harbor Fund Limited Partnership No. V                                          Oregon-P
    186  LNR Hastings Limited, Inc.                                                         Oregon-C
    187  LNR Hawthorne, Inc.                                                                California-C
    188  LNR Heron Millennium Holdings, LLC                                                 Delaware-L
    189  LNR Hoover Housing Investor, LLC                                                   Delaware-L
    190  LNR Hoover Housing Limited, Inc.                                                   California-C
    191  LNR Horizon Pines Investor, LLC                                                    Delaware-L
    192  LNR Horizon Pines Limited, Inc.                                                    Nevada-C
    193  LNR Houston Partner, Inc.                                                          Texas-C
    194  LNR Jefferson Holdings, Inc.                                                       Florida-C
    195  LNR Kearny Mesa, Inc.                                                              California-C
    196  LNR Lacey Commons Investor, LLC f/k/a LNR Natomas Investor, LLC                    Delaware-L
    197  LNR Lacey Commons Limited, Inc. f/k/a LNR Natomas Limited, Inc.                    California-C
    198  LNR Lafayette Holdings, Inc.                                                       Louisiana-C
    199  LNR Lafayette LP, Inc.                                                             Louisiana-C
    200  LNR Lake Placid Holdings, Inc.                                                     New York-C
    201  LNR Lake Wood Ranch II Investor, LLC                                               Delaware-L
    202  LNR Lakewood Meadows Investor, LLC                                                 Delaware-L
    203  LNR Lakewood Meadows Limited, Inc.                                                 Washington-C
    204  LNR Land Partners Sub II, Inc.                                                     Nevada-C
    205  LNR Land Partners Sub, Inc.                                                        Delaware-C
    206  LNR Lily Lane Investor, LLC                                                        Delaware-L
    207  LNR Lily Lane Limited, Inc.                                                        Wisconsin-C
    208  LNR LLC Investor, Inc.                                                             Delaware-C
    209  LNR LLC Manager, Inc.                                                              Delaware-C
    210  LNR Loan Participations, Inc.                                                      Delaware-C
    211  LNR LP Holdings, Inc.                                                              Florida-C
    212  LNR Lugar Creek Investor, LLC                                                      Delaware-L
    213  LNR Lugar Creek Limited, Inc.                                                      Indiana-C
    214  LNR Lynwood Investor, LLC f/k/a LNR Vista Ridge Investor, LLC                      Delaware-L


State-C (For Corporation)
State-L (For Limited Liability Companies)
State-P (For Partnership)


                             Corporation                                             State Of Incorporation
                             -----------                                             ----------------------
    215  LNR Lynwood Limited, Inc.                                                          Florida-C
    216  LNR Madison Square, Inc.                                                           Delaware-C
    217  LNR Mare Island, Inc.                                                              California-C
    218  LNR Meeker Court Limited, Inc.                                                     Washington-C
    219  LNR Memphis Holdings, Inc.                                                         Tennessee-C
    220  LNR Memphis LP, Inc.                                                               Tennessee-C
    221  LNR Millennium Manager, Inc.                                                       Florida-C
    222  LNR Montclair Promenade, LLC                                                       California-L
    223  LNR Mountain View Investor, LLC f/k/a LNR Henderson Cottages Investor, LLC         Delaware-L
    224  LNR Mountain View Limited, Inc.                                                    Oregon-C
    225  LNR Newport Plaza, Inc.                                                            California-C
    226  LNR Oak Glen Investor, LLC                                                         Delaware-L
    227  LNR Oak Glen Limited, Inc.                                                         Florida-C
    228  LNR Oak Point, Inc.                                                                Massachusetts-C
    229  LNR Orange Tree Investor, LLC                                                      Delaware-L
    230  LNR Orange Tree Village Limited, Inc.                                              California-C
    231  LNR Orlando Limited, Inc.                                                          Oregon-C
    232  LNR Pacheco Street Investor, LLC f/k/a LNR Paredes Investor, LLC                   Delaware-L
    233  LNR Parallel Holdings, Inc.                                                        New York-C
    234  LNR Park Court Limited, Inc.                                                       Washington-C
    235  LNR Park Crest Limited, Inc.                                                       Oregon-C
    236  LNR Parkview Millennium Holdings, LLC                                              Delaware-L
    237  LNR Parkwood Investor, LLC                                                         Delaware-L
    238  LNR Parkwood Limited, Inc.                                                         Indiana-C
    239  LNR Partners Japan, Inc.                                                           Delaware-C
    240  LNR Partners Servicing Co., Ltd.                                                   Japan - KK
    241  LNR Philadelphia Place I, Inc.                                                     California-C
    242  LNR Philadelphia Place II, Inc.                                                    California-C
    243  LNR Philadelphia Place III, LLC                                                    Delaware-L
    244  LNR Philadelphia Place IV, LLC                                                     Delaware-L
    245  LNR Phoenix LP, Inc.                                                               Arizona-C
    246  LNR Phoenix LP-II, Inc.                                                            Arizona-C
    247  LNR Phoenix LP-III, Inc.                                                           Arizona-C
    248  LNR Pike Peak Investor, LLC                                                        Delaware-L
    249  LNR Pike Peak Limited, Inc.                                                        Colorado-C
    250  LNR Port Washington Investor, LLC                                                  Delaware-L
    251  LNR Port Washington Limited, Inc.                                                  Wisconsin-C
    252  LNR Property Corporation                                                           Delaware-C
    253  LNR Property Corporation Eastern Region f/k/a Lennar Georgia Partners, Inc.        Georgia-C
    254  LNR Quayside Place Holdings, Inc.                                                  Florida-C
    255  LNR Quincy Crossing, LLC                                                           Delaware-L
    256  LNR Racine Street Investor, LLC                                                    Delaware-L
    257  LNR Racine Street Limited, Inc.                                                    Washington-C
    258  LNR Redhill Manager, Inc.                                                          California-C
    259  LNR Redhill, LLC                                                                   Delaware-L
    260  LNR Related Venture, Inc.                                                          Nevada-C
    261  LNR REMIC Holdings, LLC                                                            Delaware-L
    262  LNR Renaissance Manager, Inc.                                                      Georgia-C
    263  LNR Renaissance Square, LLC                                                        Georgia-L
    264  LNR Richland Limited, Inc.                                                         Oregon-C
    265  LNR Ridge Investor, LLC                                                            Delaware-L
    266  LNR River Pointe Investor, LLC                                                     Delaware-L
    267  LNR River Pointe Limited, Inc.                                                     Florida-C
    268  LNR Riverwood Village Limited, Inc.                                                Delaware-C
    269  LNR Rocky Mountain Partners, Inc.                                                  Utah-C
    270  LNR Royal Palms Investor, LLC                                                      Delaware-L
    271  LNR Royal Palms Limited, Inc.                                                      Arizona-C
    272  LNR San Diego Spectrum I, Inc.                                                     California-C
    273  LNR San Diego Spectrum II, LLC                                                     California-L
    274  LNR Sands Holdings, Inc.                                                           Nevada-C
    275  LNR Santa Clara I, LLC                                                             Delaware-L
    276  LNR Santa Fe Investor II, LLC                                                      Delaware-L
    277  LNR Santa Fe Limited II, Inc.                                                      New Mexico-C
    278  LNR Santa Fe Limited, Inc.                                                         Oregon-C
    279  LNR Santa Rosa Gardens Investor, LLC                                               Delaware-L
    280  LNR Santa Rosa Gardens Limited, Inc.                                               California-C
    281  LNR Seaview, Inc.                                                                  California-C
    282  LNR Shelf I, Inc.                                                                  Florida-C
    283  LNR Sisters Investor, LLC                                                          Delaware-L
    284  LNR Snow Cap Limited, Inc.                                                         Colorado-C
    285  LNR Solari Investor, LLC                                                           Delaware-L
    286  LNR Solari Limited, Inc.                                                           California-C
    287  LNR Somerset Investor, LLC                                                         Delaware-L


State-C (For Corporation)
State-L (For Limited Liability Companies)
State-P (For Partnership)




                             Corporation                                             State Of Incorporation
                             -----------                                             ----------------------
    288  LNR Somerset Limited, Inc.                                                         California-C
    289  LNR South Forty Limited, Inc.                                                      Delaware-C
    290  LNR South Jordan II, LLC                                                           Delaware-L
    291  LNR Springwood Investor, LLC                                                       Delaware-L
    292  LNR Springwood Limited, Inc.                                                       Oregon-C
    293  LNR Stewart Pines Investor, LLC                                                    Delaware-L
    294  LNR Stewart Pines Limited, Inc.                                                    Nevada-C
    295  LNR Summer Palms Investor, LLC                                                     Delaware-L
    296  LNR Sunbelt Mortgages, Inc.                                                        Delaware-C
    297  LNR Sunflower Limited, Inc.                                                        Oregon-C
    298  LNR Surrey Row Limited, Inc.                                                       Oregon-C
    299  LNR The Groves Investor, LLC f/k/a LNR Paredes Developers, LLC                     Delaware-L
    300  LNR The Groves Limited, Inc.                                                       Florida-C
    301  LNR Titus Limited, Inc.                                                            Oregon-C
    302  LNR Town Center Investor, LLC                                                      Delaware-L
    303  LNR Tri-Court Limited, Inc.                                                        Oregon-C
    304  LNR Tropical Pines Limited, Inc.                                                   Nevada-C
    305  LNR Van Buren Holdings, Inc.                                                       Arizona-C
    306  LNR Vancouver Holdings, LLC f/k/a Somerset Housing Partners, LLC                   California-L
    307  LNR Verandah Holdings, Inc.                                                        Texas-C
    308  LNR Verandah LP, Inc.                                                              Texas-C
    309  LNR Village Green Investor, LLC                                                    Delaware-L
    310  LNR Warner Center, LLC                                                             California-L
    311  LNR West Lincoln Investor, LLC                                                     Delaware-L
    312  LNR West Lincoln Limited, Inc.                                                     California-C
    313  LNR West Oaks Holdings, Inc.                                                       Texas-C
    314  LNR West Valley Investor, LLC                                                      Delaware-L
    315  LNR West Valley Limited, Inc.                                                      Utah-C
    316  LNR Westchase Holdings, Inc.                                                       Texas-C
    317  LNR Western Properties, Inc.                                                       California-C
    318  LNR Whispering Oaks Investor, LLC                                                  Delaware-L
    319  LNR Whispering Oaks Limited, Inc.                                                  Florida-C
    320  LNR Wiedemann Park Investor, LLC                                                   Delaware-L
    321  LNR Wiedemann Park Limited, Inc.                                                   Oregon-C
    322  LNR Willamette Court Limited, Inc.                                                 Washington-C
    323  LNR Willow Tree Limited, Inc.                                                      California-C
    324  LNR Willows Housing Investor, LLC                                                  Delaware-L
    325  LNR Willows Housing Limited, Inc.                                                  California-C
    326  LNR Windhaven Limited, Inc.                                                        Oregon-C
    327  LNR Woodspring Limited, Inc.                                                       Oregon-C
    328  Miller's Plantation Development Company                                            Florida-C
    329  Nevada Securities Holdings, Inc.                                                   Nevada-C
    330  Okachimachi Capital Holdings, Inc.                                                 Delaware-C
    331  Okachimachi CY, LLC                                                                Delaware-L
    332  Okachimachi CY, Y.K.                                                               Japan
    333  Park Center III Limited Partnership                                                Delaware-P
    334  Parkview Associates, Inc.                                                          Florida-C
    335  Parkview at Pembroke Pointe, Inc.                                                  Florida-C
    336  Parkview Partnership, Ltd.                                                         Florida-P
    337  Pike Peak Housing Partners, LLC                                                    Colorado-L
    338  Port Washington Retirement Community, LLC                                          Wisconsin-L
    339  Prado Apartments, LLLP                                                             Florida-P
    340  Rollingcrest, Inc.                                                                 Delaware-C
    341  San Antonio LP, Inc.                                                               Florida-C
    342  Santa Fe Senior Housing II Limited Partnership                                     New Mexico-P
    343  Santa Fe Senior Housing Limited Partnership                                        New Mexico-P
    344  Solari Housing Partners, LLC                                                       California-L
    345  Somerset Housing Partners Limited Partnership                                      Delaware-P
    346  South Dade Utilities, Inc.                                                         Florida-C
    347  Springs Development Corporation                                                    Florida-C
    348  The Dreyfus Interstate Development Corporation                                     Delaware-C
    349  The Turtle Run Venture, LLP                                                        Florida-P
    350  Ueno Capital Holdings, Inc.                                                        Delaware-C
    351  Universal American Realty Corporation                                              Delaware-C
    352  Village Green Apartments Limited Partnership                                       Missouri-P
    353  Vista Ridge Housing Developers, LLC                                                Colorado-L
    354  Vista Ridge Housing Limited Partnership                                            Colorado-P
    355  West Coast Mortgage Holdings, Inc.                                                 Florida-C
    356  West Valley Housing Partners, LLC                                                  Utah-L
    357  Willows Housing Partners, LLC                                                      California-L
    358  Yugen Kaisha Chrysanthemum Investment                                              Japan
    359  Y.K. Kajigaya Property Investment                                                  Japan
    360  Zoo Capital Holdings, LLC                                                          Delaware-L


State-C (For Corporation)
State-L (For Limited Liability Companies)
State-P (For Partnership)